Exhibit 10.16

Contract Of Labor

Employer (hereinafter referred to as Party A): Jiangsu HUHU Electromechanical Technology Co., LTD

legal representative: ____________________

telephone: ____________________

Address: ____________________

Worker: Huiping Zhang

             (hereinafter referred to as Party B):

Sex: Female

Date of birth: ______________

Also

____________________________

postal address: _________

Citizen ID Card No.: ____________

contact number:___________

To establish the labor relations of the two parties, clarify the rights and obligations of both parties, according to the labor law of the People’s Republic of China, the labor contract law of the People’s Republic of China and other laws and regulations, based on the principal of legal, fair, equal, voluntary, consensus, honesty, parties agreed to sign this labor contract, and conclude the following terms:

one, term of a labor contract

1. Party B and both parties agree that the term of labor contract shall take the following form.

A Fixed period: from the next force year month, day to the year, including the trial period.

B No fixed period: the legal labor contract terminates when termination conditions appear.

2. Upon the expiration of the labor contract, if both parties fail to terminate the contract or renew the labor contract, if Party B has worked in Party A for more than one month, the original labor contract shall be deemed to be automatically extended for one year, and may be automatically extended for several times. If Party B meets the Labor Contract Law of the People’s Republic of China and relevant laws and regulations and stipulates the conditions for signing non-fixed labor contract, the labor contract between both parties shall be extended to non-fixed labor contract.

3. During the term of the labor contract, if Party B reaches the legal retirement age or begins to enjoy the basic endowment insurance benefits according to law, the labor contract shall terminate from the date of reaching the above circumstances. If Party B continues to work in Party A, both parties shall establish a labor relationship.

4. Party B working place A, A Wuxi B According to Party A’s work needs, Party B agrees that the working place arranged by Party A shall perform the actual labor obligations in the actual project operation place in the actual project operation place. Party B’s failure to perform the labor obligations in the actual operation place shall be deemed to be absenteeism.

5. Party A has informed Party B that Party B is clearly aware of party A’s actual business place adjustment within the contract term, and Party B is still willing to sign this Contract after consideration, and is willing to abide by Article 4.

3. Work content

6. Party B shall obey Party A’s work arrangement and refer to Party A for specific tasks, responsibilities provided by Party A and work standards

Job description / job description, operation specifications, making guidance documents

7, Under any of the following circumstances, Party B shall voluntarily obey the other positions arranged by Party A, and party B shall be determined according to the new position after the adjustment.

1) Both parties agree to change the work position (type of work)

2) Party B fails to complete the monthly task and performance indicators for two consecutive months;

3) Party A fails to arrange the original position due to changes in project cancellation or completion, organization adjustment, department cancellation, post merger and equipment update;

4) If Party B does not go to work for one month or more than one month for any reason, Party A has arranged other employees to replace Party B’s original position and Party B goes to work again;

5) Party B’s parents, spouse, children, brothers and sisters work in Party A, and Party A thinks it is not conducive to the work and needs post transfer;

6) The laws, administrative regulations and administrative rules based on which the labor contract is concluded have changed, and the post must be adjusted;

7) Party B needs to be transferred according to Party B’s work performance, physical condition and the needs of Party A’s production and operation;

8) unqualified or incompetent in the performance appraisal;

9) The position should be adjusted as stipulated in Party A’s rules and regulations.

Four, working hours, rest and vacation

8. Party A shall arrange Party B to implement the standard working hour system and implement the rest and vacation measures stipulated by law.

9. If Party A needs to arrange Party B to work overtime due to work, Party B shall go through the overtime application procedures according to relevant regulations, and Party A shall pay the overtime pay according to law. Party A does not agree with Party B to work overtime voluntarily. If only the time card record or other evidence proves that Party B extends the attendance time, it shall not be recorded as overtime work. If Party B voluntarily works overtime or otherwise cannot be recorded as overtime, it shall not enjoy the overtime treatment stipulated by law and agreed herein.

5. Labor remuneration

10. Party B’s salary shall be subject to the signed salary description. Party A may pay Party B the rewards other than those agreed herein regularly or irregularly according to the business conditions, but Party A has no obligation to pay them.

11. Party B seriously violates company rules and regulations and does not enjoy all current bonuses, allowances and subsidies (annual, quarterly and monthly).

12. If Party B completes the prescribed work tasks and meets the prescribed quality child standards, Party A (or the unit designated by Party A) shall pay Party B the salary of the previous month in full in legal currency before the date of monthly delay.

13. When Party B rescinds (terminates) the labor contract, Party A shall pay the unpaid wages, and the wages shall not be settled until after Party B completes the work handover. During the wage settlement, Party A shall pay the wages in the form of cash or bank transfer. If Party B fails to complete the work handover in Party A, resulting in the late wage payment, it shall not constitute arrears or deduction of wages.

14. Due to salary calculation standard is not clear or improper calculation method cause party a pay party b wages less, or party b refused to receive, does not belong to the arrears or deduct wages, party b shall find party a to verify, after verification party a pay wages have error, party a shall timely take remedial measures, reissue party b corresponding wage remuneration.

15. Each time Party B receives wages, remuneration, and other income (including bonuses, allowances, subsidies, and various deductions), All expenses shall be calculated carefully; if there is any objection to the salary, remuneration and other income (including bonuses, allowances, subsidies and various deductions) calculated and paid by Party A, From the date of receipt of wages, remuneration and other income (including bonuses, allowances, subsidies and various deductions), Submit a written objection to Party A within three days, Party A will not accept Party B’s objection application for later days, Party B shall be deemed to have made no objection or waived its rights; If party B raises an objection within the time limit, Even if there is party A’s accounting error, Party A will no longer pay the difference of salary, remuneration and other income (including bonuses, allowances, subsidies, and various deductions).

Labor protection, protection of working conditions and occupational hazards

16. Party A and Party B shall implement national laws, regulations, regulations and standards on labor protection, safety and health. Party A shall provide labor safety and health education to Party B to prevent accidents and reduce occupational hazards.

17. Party A shall provide Party B with labor safety and health conditions and necessary labor safety protective equipment in accordance with national regulations, and strive to improve the working conditions.

VII. Social Insurance and Welfare

18. Party A and Party B shall participate in social insurance according to national and provincial regulations. Party A shall deduct the social insurance part that shall be paid by Party B from Party B’s monthly salary.

19. Party A shall be responsible for handling relevant social security procedures with the social insurance management department, and Party B shall ensure that it meets the conditions for handling social insurance and provides the authenticity of the information provided to Party A. If Party B fails to ensure that it meets the conditions for social insurance handling and the information provided for social insurance handling is false, and thus Party A fails to handle or fails to handle the relevant procedures of social insurance for Party B in time, party B shall bear the relevant responsibilities.

VIII. Modification, rescission and termination of the labor contract

20. Party B has the right to choose a job freely, and Party A shall not restrict Party B’s departure by signing the labor contract. Party B proposes to terminate the labor contract with Party A. If Party B handles the work handover as agreed by both parties, Party A shall settle the wages in full to Party B in full.

21. Party b to apply for early remove labor between, must be 30 days in advance (3 H in advance during probation) in written form as party a, written notice to party a personnel department, and shall not leave in advance, so that party a has time to recruit, in the work, party a and party b and both parties can negotiate the relevant formalities of time.

22. If Party B terminate this Contract or leaves without 30 day written notice (3 days during trial period), it shall be a higher vocational college; if Party B leaves without authorization, Party B voluntarily waives the right to receive all wages, remuneration, income, benefits, etc. At the same time, Party A may still require Party B to bear the losses caused by leaving Party A without authorization. If it is difficult to calculate the economic losses, Party B shall compensate Party A for one month’s salary.

23. Party B is investigated for criminal responsibility according to law, and the labor contract shall be naturally terminated starting from the effective date of the judgment. The employing unit does not need to perform the obligation of terminating the labor contract service again. If Party B does not fail to perform his labor obligations with the company for any reason, the performance of the labor relationship shall be suspended within 3 days. Party A shall not assume the relevant obligations during the suspension period. For more than 3 days, Party A may terminate the labor contract of Party B without any economic compensation.

Ix. Other contents agreed upon by both parties through negotiation

24. Party B is informed and aware that Party A’s production site and office space are equipped with monitoring devices, and Party B is aware of this and accepts it.

25. Party A orally informs Party B of party B’s work content, working conditions, working place, occupational hazards, production safety conditions, labor remuneration and other information required by Party B. Party B’s signature or good seal on this Contract shall be deemed to have accepted the above information informed by Party A.

26. Party B confirms that there is no labor relationship with any unit, upon signing this Contract; without the written permission of Party A, it shall not establish labor relationship, labor relationship, employment relationship, part-time labor relationship, partnership relationship, and Party B shall not have any part-time activities (including e-commerce business, wechat business, direct sales, other part-time jobs, etc.).

If Party B violates this treaty, Party A may immediately terminate Party B’s labor contract without paying any economic compensation.

27. Party B confirms that if Party B conceals the industry restrictions with the original unit, it will constitute fraud and Party A may find the labor contract invalid. If Party A assumes joint and several liability due to Party B, Party A shall recover from Party B after compensation.

28. Party B confirms that in order to ensure that Party B can receive timely treatment in hospitals with good medical conditions and meet the reimbursement rules of industrial injury insurance, Party B shall go to the hospital designated by Party A for treatment, and the diagnosis certificate and conclusion that Party A shall not accept the industrial injury insurance.

29. Party b sick or work-related injury, need to leave treatment, must go to party a designated level of hospital for diagnosis, issued by the hospital suggested leave certificate, diagnosis, medical records and medical bills, not to the designated level of hospital diagnosis or leave formalities incomplete (recommended leave certificate, diagnosis, medical records, the original invoice, medical expenses original invoice cannot have at the same time, as the procedures are incomplete) are not approved sick leave. If the sick leave is not approved, Party B fails to leave the post without authorization and shall be treated as absenteeism.

30. If Party A has any questions about the medical diagnosis provided by Party B, it may require Party B to review the hospital at the designated hospital, and the review fee shall be paid by Party A in advance. If the review station results and the condition specified in Party B’s leave procedures agree, Party A shall bear the review expenses, and if the condition specified in Party B’s leave procedures differ, the review expenses shall be borne by Party B. If Party B refuses to review it and fails to leave the post, it shall be treated as absenteeism.

31. Whether this Contract is terminated or terminated for any reason, or for whatever reason party B leaves the company, Party B shall handle the work handover procedures according to the relevant management regulations of Party A and the agreement between the two parties. Party A shall settle the salary, remuneration and other income after confirming the handover work. Transfer procedures shall include but are not limited to: handover to the personnel designated by Party A (subject to the signature of the work receiver); return the office supplies, documents, equipment in their possession; assist Party A to clear the claims and debts between both parties, complete the turnover procedures, and handle other outstanding affairs. If Party B fails to perform the above obligations (the obligations shall be signed by all the project leaders on the Employee Separation Transfer List), and if Party A is unable to handle the procedures related to the resignation, Party B shall bear its own responsibilities.

If Party B leaves Party A by itself and fails to go through the relevant work handover procedures beyond the prescribed time limit, it means that Party B voluntarily waives all the remaining wages, remuneration, funds, wages, materials, welfare and other relevant rights remaining in Party A, and Party A may freely dispose of them. If Party B has debts to Party A due to borrowing or other reasons, the above disposal shall not offset Party B’s debts. If Party B leaves Party A by itself and causes economic losses to Party A, Party A shall have the right to claim compensation to Party B.

32. If Party B intentionally or materially causes losses to Party A, it shall be liable for compensation. Party b owe any money to party a, shall bear the economic loss compensation, or party b in violation of the contract conditions to terminate the labor contract, cause any economic losses to party a, in accordance with the law, regulations, the contract, party a has the right to party b’s wages, bonuses and allowances, such as subsidies and other income (including not limited to this) in the corresponding deduction, insufficient deduction, party a shall still have the right to recover from party b for the rest.

33. Party A requires that, under any circumstances, Party B must abide by traffic safety laws and regulations and shall not commit any illegal acts, Party B shall be held liable for all cases (including but not limited to fines, deduction of driving license points, vehicle seizure, etc.) because Party B violates the provisions of traffic safety laws and regulations. If Party B suffers losses due to its violation of traffic safety laws and regulations, Party A may claim to Party B that the compensation shall be deducted from Party B’s salary, remuneration, bonus and other income. If not deducted enough, it can still be recovered.

34. Party b determine the fill in this contract mailing address and contact telephone number, party a to contact party a, serve the only fixed mailing address and effective contact phone number, party a to party b mailing address to legal documents, appear address unknown, address error, no this person, no address, party b refused to accept, others and other cannot be served, are regarded as legal documents from the date of the mail to party b.

X. Declaration and confirmation

35. Party b during the work of the work results (including but not limited to technical data, development, summary concept, creative, documents and published books, work log, training materials, operation manual, audio and video materials, etc.), no matter what form (text, pictures, audio and video, etc.), its all the intellectual property rights belong to party a.

36. Party b confirms that party a has truthfully inform party b work content, working conditions, requirements of choose and employ persons, working location, occupational hazards, production safety conditions, labor remuneration, social insurance, and so forth, and may work in the process of occupational disease hazards and its consequences, occupational disease prevention measures and treatment and other requirements to inform party b.

37. Party B confirms that the information on the entry registration form and resume provided or filled in to Party A is completely true and valid. Party B has no labor relationship with other employers, and is not subject to non-competition obligations.

38. Party B confirms that it has carefully read and understood the rules and regulations formulated by Party A and agrees to abide by them. The rules and regulations here include the employee handbook and other long-term comprehensive system, including party a in accordance with the legal procedures and written or internal electronic network to party b public notice, instructions, methods and detailed rules of individual rules and regulations, including but not limited to the employee handbook, job description, safety guidelines, etc.

39. Other agreements: _____________________________________________________________

X. Supplementary Provisions

36. This contract shall be modified by Party B and agreed by both parties. Both parties confirm the terms of this Contract without any objection.

37. This labor contract is made in duplicate. Party A holds one copy and Party B holds one copy, which shall have the same legal effect.